EXHIBIT 10(ii)

                              DECLARATION OF TRUST


                                       99
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                              DECLARATION OF TRUST

BY THIS DEED SATELLITE HOLDINGS LIMITED of PO Box 782, Port Vila, Vanuatu (the "Trustee") declares that although it has become vested as the apparent proprietor of the share or shares ("the shares") as set out in the first schedule hereto in the capital of the International Business Company

                            KAVIL UNIVERSITY LIMITED

it holds the shares as trustee and not as the beneficial owner thereof or as shareholder entitled to any right, title or interest thereunder but only behalf of and as trustee for the person or company named in the second schedule hereto ("the beneficiary").

TO THE FULL INTENT PURPOSE AND EFFECT that the Trustee shall hold the shares as Trustee for the beneficiary at all times at the sole direction of the beneficiary and at any time upon giving written notice including notice by telex or facsimile to the Trustee may terminate the Trustee and in compliance with all laws and the Memorandum and Articles of Association of the Company may remove the Trustee from the Register of Members of the Company.

AND the Trustee HEREBY DECLARES that it has no beneficial interest of any nature in the shares and shall duly act in accordance with all lawful directions of the beneficiary in the exercise of all rights and interests which the Trustee may have or exercise in the same manner as if the beneficiary were duly entered in the Register of Members as the sole unencumbered owner of the shares.

                                 FIRST SCHEDULE

                        ONE [1] ORDINARY SHARE numbered 1


                                 SECOND SCHEDULE

         Rhys Cullen of PO Box 7787, Wellesley St, Auckland, New Zealand

                              DECLARATION OF TRUST

BY THIS DEED REGENT LIMITED of PO Box 782, Port Vila, Vanuatu (the "Trustee") declares that although it has become vested as the apparent proprietor of the share or shares ("the shares") as set out in the first schedule hereto in the capital of the International Business Company

                            KAVIL UNIVERSITY LIMITED

it holds the shares as trustee and not as the beneficial owner thereof or as shareholder entitled to any right, title or interest thereunder but only behalf of and as trustee for the person or company named in the second schedule hereto ("the beneficiary").

TO THE FULL INTENT PURPOSE AND EFFECT that the Trustee shall hold the shares as Trustee for the beneficiary at all times at the sole direction of the beneficiary and at any time upon giving written notice including notice by telex or facsimile to the Trustee may terminate the Trustee and in compliance with all laws and the Memorandum and Articles of Association of the Company may remove the Trustee from the Register of Members of the Company.

AND the Trustee HEREBY DECLARES that it has no beneficial interest of any nature in the shares and shall duly act in accordance with all lawful directions of the beneficiary in the exercise of all rights and interests which the Trustee may have or exercise in the same manner as if the beneficiary were duly entered in the Register of Members as the sole unencumbered owner of the shares.

                                 FIRST SCHEDULE

                        ONE [1] ORDINARY SHARE numbered 2


                                 SECOND SCHEDULE

         Rhys Cullen of PO Box 7787, Wellesley St, Auckland, New Zealand


                                      101